UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report - June 3, 2003

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.     Exhibit
                         99        Press   Release  dated  June 3, 2003  of  DNB
                                   Financial Corporation (filed pursuant to Item
                                   9 hereof).

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9. Regulation FD Disclosure.

     On June 2, 2003, DNB Financial Corporation issued a press release announcing two new additions to its Board of Directors, as well as its executive staff. Also, Board member William S. Latoff was elected Chairman of the Board during the Board's reorganizing meeting. This press release is filed herein, as part of this Item 9, as Exhibit 99.


Item      10. Amendments to the Registrant's Code of Ethics,or Waiver of a
              Provision of the Code of Ethics.

                  Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. DNB Financial Corporation (Registrant)


                                                     DNB FINANCIAL CORPORATION
                                                     ---------------------------
                                                        (Registrant)


                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer
Date    June 3, 2003
        --------------

EXHIBIT INDEX

Exhibit No.              Description
-----------              ------------
Exhibit                  99 Press Release dated June 2, 2003 of DNB Financial
                            Corporation (filed pursuant to Item 9 hereof).